EXHIBIT 23(H)(II) UNDER FORM N-1A
                                           EXHIBIT 10(H) UNDER ITEM 601/REG. S-K
                                   EXHIBIT A
                                       To
        The MUTUAL FUND SERVICES AGREEMENT FOR TRANSFER AGENCY SERVICES
                                    between
              UNIFIED FUND SERVICES, INC. AND THE HUNTINGTON FUNDS

                              Dated June 23, 2006



                                      NAME


Dividend Capture Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Fixed Income Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Florida Tax-Free Money Fund
   Investment A Shares
   Trust Shares
Growth Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Income Equity Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Intermediate Government Income Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
International Equity Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Michigan Tax-Free Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Mid Corp America Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Money Market Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
   Interfund Shares
Mortgage Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares

New Economy Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Ohio Municipal Money Market Fund
   Investment A Shares
   Trust Shares
Ohio Tax-Free Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Rotating Markets Fund
   Investment A Shares
   Trust Shares
Short/Intermediate Fixed Income Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Situs Small Cap Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
U.S. Treasury Money Market Fund
   Investment A Shares
   Trust Shares
Macro 100 Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
VA Growth Fund
VA Income Equity Fund
VA Rotating Markets Fund
VA Dividend Capture Fund
VA Mortgage Securities Fund
VA Mid Corp America Fund
VA New Economy Fund
VA Macro 100 Fund
VA International Equity Fund
VA Situs Small Cap Fund